CONSENT AND AMENDMENT NO. 14 TO LOAN AND SECURITY AGREEMENT


                                                               October 16, 1999


Health Fitness Corporation
3500 West 80th Street, Suite 130
Bloomington, Minnesota 55431

         Re:      Sale of Assets of Health Fitness Corporation

Ladies and Gentlemen:

         Ableco Finance LLC, The Long Horizons Overseas Fund, Ltd., Styx Partners, L.P. and Styx International, Ltd., as direct or indirect assignees of Madeleine L.L.C. (individually and collectively, "Lender") and Health Fitness Corporation ("Borrower") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated February 17, 1998 by and among Lender, Borrower and Health Fitness Rehab, Inc., The Preferred Companies, Inc., Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Services Corp., Medlink Corporation, Medlink Services, Inc., Fitness Centers of America, Sports & Orthopedic Physical Therapy, Inc., Midlands Physical Therapy, Inc. and International Fitness Club Network, Inc. (collectively, "Guarantors"), as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated February 28, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 2 to Loan and Security Agreement, dated June 4, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 3 to Loan and Security Agreement, dated June 26, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 4 to Loan and Security Agreement, dated September 10, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 5 to Loan and Security Agreement, dated November 2, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 6 to Loan and Security Agreement, dated January 8, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 7 to Loan and Security Agreement, dated February 26, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 8 to Loan and Security Agreement, dated as of March 12, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 9 to Loan and Security Agreement, dated as of May 10, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 10 to Loan and Security Agreement, dated May 24, 1999, by and among Lender, Borrower and Guarantors, as amended by a letter agreement dated as of June 1, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 11 to Loan and Security Agreement, dated as of June 30, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 12 to Loan and Security Agreement, dated July 15, 1999, by and among Lender, Borrower and Guarantors and Consent and Amendment No. 13 to Loan and Security Agreement, dated as of September 22, 1999, by and among Lender, Borrower and Guarantors (and together with all supplements thereto and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this letter agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

         Borrower and Guarantors have requested that Lender extend the Final Maturity Date to January 14, 2000 and consent to the extension of the maturity date of the Subordinated Debentures and Lender is willing to extend the Final Maturity Date to January 14, 2000 and consent to the extension of the maturity date of the Subordinated Debentures, subject to the terms and conditions set forth herein.

         In consideration of the foregoing, and other good and valuable consideration, the parties hereto agree as follows:

         1. Definitions. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

         2. Final Maturity Date. Section 1.38 of the Loan Agreement is hereby amended by deleting the reference therein to "October 16, 1999" and substituting therefor "January 14, 2000".

         3. Consent. Subject to the terms and conditions contained herein, Lender hereby consents to the extension of the maturity date of the Subordinated Debentures to the earlier of (a) the date that is fifteen (15) days after the date on which the Obligations have been paid in full or (b) the occurrence of
(i) the sale of all or substantially all of the assets of Borrower in one or a series of transactions or (ii) an event or series of events (whether a stock purchase, amalgamation, merger, consolidation or other business combination or otherwise) by which any person or group of persons (other than the beneficial holders of the outstanding common stock of Borrower on the date hereof) is or becomes the beneficial owner, directly or indirectly, of fifty (50%) percent or more of the combined voting power of the outstanding securities of Borrower ordinarily having the right to vote in the election of directors, provided, that, Lender shall have consented in writing to the occurrence of any such event described in the foregoing clauses (i) and (ii) and both before and after giving effect to any such event, no Event of Default which has not been waive by Lender shall exist or result therefrom.

         4. Conditions Precedent. The effectiveness of the amendment contained in Section 2 hereof and the consent contained in Section 3 hereof is subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

                  (a) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrower and Guarantors;

                  (b) Lender shall have received a copy of an amendment to the Subordinated Debentures executed by Borrower and the holders of the Subordinated Debentures, which shall be in form and substance satisfactory to Lender; and

                  (c) as of the date hereof, no Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

         5. Effect of this Amendment. Except for the amendment expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or any Guarantor or to entitle Borrower or any Guarantor to any other consent.

         6. Fee. As partial consideration for Lender entering into this Amendment, Borrower shall pay to Lender a fee in the amount of $15,000, which shall be fully earned and payable on October 16, 1999.

         7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or proper to effectuate the provisions and purposes of this Amendment.

         8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law or choice of law).

         9. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

                                  Very truly yours,

                                  ABLECO FINANCE LLC, for itself
                                  and as agent

                                  By: /s/ Kevin P. Genda

                                  Title: Senior Vice President and Chief
                                         Operating Officer

AGREED:

HEALTH FITNESS CORPORATION
HEALTH FITNESS REHAB, INC.
DUFFY & ASSOCIATES PHYSICAL
 THERAPY SERVICES CORP.
THE PREFERRED COMPANIES, INC.
MEDLINK CORPORATION
HEALTH FITNESS REHAB OF IOWA, INC.
MEDLINK SERVICES, INC.
FITNESS CENTERS OF AMERICA
SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
INTERNATIONAL FITNESS CLUB NETWORK, INC.
MIDLANDS PHYSICAL THERAPY, INC.

By:  /s/ Robert Peterson

Title: Vice President - Finance